UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 18, 2014

Capella Education Company
(Exact name of Registrant as specified in its charter)

Minnesota	001-33140	41-1717955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South 6th Street, 9th Floor Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (888) 227-3552

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
Capella Education Company (the "Company") originally filed an 8-K on February 18, 2014 announcing its financial results for the fourth quarter and full year ended December 31, 2013. The title to the press release included therein was inadvertently titled ‘Capella Education Company Reports Third Quarter 2013 Results.’ A copy of the amended earnings release correctly titled ‘Capella Education Company Reports Fourth Quarter and Full Year 2013 Results’ is furnished within Exhibit 99.1 to this Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits
99.1 Amended Press Release of Capella Education Company dated February 18, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPELLA EDUCATION COMPANY

Date: February 18, 2014	By	/s/ Steven L. Polacek
Steven L. Polacek
Senior Vice President and Chief Financial Officer